Exhibit 4.2

PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 25th day of May, 2018, by and among Precision BioSciences, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and collectively as the “Investors”, and the holders of Common Stock (as defined below) listed on Schedule B hereto, each of which is herein referred to as a “Common Holder” and collectively as the “Common Holders”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) and the Common Holders hold shares of the Series A Stock (as defined below) and/or shares of Common Stock issued upon conversion thereof and variously possess registration rights, information rights, right of first offer, and other rights pursuant to an Investors’ Rights Agreement dated as of April 29, 2015 between the Company and such Investors and the Common Holders, as amended by the Omnibus Amendment to Investors Rights Agreement, Voting Agreement and ROFR and Co-Sale Agreement dated as of December 21, 2016 (as amended, the “Prior Agreement”); and

WHEREAS, the Existing Investors are holders of at least 58% of the Registrable Securities (as defined in the Prior Agreement) of the Company and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain of the Investors are parties to that certain Series B Preferred Stock Purchase Agreement of even date herewith between the Company and such Investors (the “Purchase Agreement”), under which the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, Existing Investors holding at least 58% of the Registrable Securities, the Common Holders and the Company;

NOW, THEREFORE, the Company, the Existing Investors and the Common Holders hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

1. Definitions. For purposes of this Agreement:

(a) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) “Act” means the Securities Act of 1933, as amended.

(c) “Affiliate” means, with respect to any Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, managing member, employee, officer, director or manager of such Person, or with respect to F-Prime (as defined below) or any Affiliate of F-Prime only, any trust for the benefit of any of the foregoing or trust for the benefit of any Affiliate of the foregoing, or any venture capital, hedge or private equity style fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such Person. For purposes of this definition, the term “control” when used with respect to any Person means the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

(d) “Board” means the Company’s Board of Directors, as constituted from time to time.

(e) “Common Holder Registrable Securities” means (i) the 22,330,742 shares of Common Stock or Common Stock issuable upon the exercise of options held by the Common Holders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

(f) “Common Stock” means the Company’s Common Stock, par value $0.000005 per share.

(g) “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(h) “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

(i) “Holder” means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.10 of this Agreement.

(j) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(k) “Key Employee” means the employees of the Company listed on Schedule B attached hereto.

(l) “Person” shall mean any individual, corporation, partnership, trust, limited liability company, association or other entity.

(m) “Preferred Directors” shall have the meaning given to it in the Restated Certificate.

(n) “Preferred Stock” shall mean the Series A Stock and the Series B Stock.

2

(o) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(p) “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, and any Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of such Preferred Stock, and (ii) the Common Holder Registrable Securities, provided, however, that such Common Holder Registrable Securities shall not be deemed Registrable Securities and the Common Holders shall not be deemed Holders for the purposes of Sections 2.1, 2.11 and 4.6 and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person’s rights under Section 2 of this Agreement are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(q) “Required Holders” shall mean the written consent or affirmative vote of the holders of at least sixty percent (60%) of the Registrable Securities issued or issuable upon conversion of the Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class on an as-converted basis.

(r) “Restated Certificate” shall mean the Company’s Third Amended and Restated Certificate of Incorporation, as further amended and/or restated from time to time.

(s) “Rule 144” shall mean Rule 144 under the Act.

(t) “Rule 405” shall mean Rule 405 under the Act.

(u) “SEC” shall mean the Securities and Exchange Commission.

(v) “Series A Stock” means the Company’s Series A Preferred Stock, par value $0.0001 per share.

(w) “Series B Stock” means the Company’s Series B Preferred Stock, par value $0.0001 per share.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Request for Registration.

(a) Subject to the conditions of this Section 2.1, if the Company shall receive at any time after the earlier of (i) December 31, 2021 or (ii) six (6) months after the effective date of the Initial Offering, a written request from the Required Holders (for purposes

3

of this Section 2.1, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least (A) $150,000,000 if such request is received after the date set forth in clause (i) above, but prior to the Initial Offering or (B) $15,000,000 if such request is received after the Initial Offering and the Company is not eligible to register the Registrable Securities on Form S-3, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.1, use its best efforts to effect, within ninety (90) days after the date of the request by the Initiating Holders, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 2.1(a).

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1, and the Company shall include such information in the written notice referred to in Section 2.1(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to those Initiating Holders holding a majority of the Registrable Securities then held by all Initiating Holders). Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2.1:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii) after the Company has effected three (3) registrations pursuant to this Section 2.1, and such registrations have been declared or ordered effective; or

(iii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one

4

hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 2.2 below, provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 2.3 hereof; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right shall be exercised by the Company not more than once in any twelve (12) month period.

2.2 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a request pursuant to Section 2.1 of this Agreement or (ii) a registration relating solely to the sale of securities of participants in a Company employee benefit or stock ownership plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.5 of this Agreement, the Company shall, subject to the provisions of Section 2.2(c) of this Agreement, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2.2 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other Persons entitled to select

5

the underwriters) and enter into an underwriting agreement in customary form with such underwriters. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded from the offering, (ii) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not Common Holder Registrable Securities be excluded from such underwriting unless all Common Holder Registrable Securities are first excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital, hedge or private equity style fund, partnership or corporation, the affiliated venture capital, hedge or private equity style funds, partners, members, retired partners and stockholders of such Holder, or the estates and family members of any such partners, members and retired partners and any trusts for the benefit of any of the foregoing Persons, or, with respect to F-Prime or an Affiliate of F-Prime only, any trust for the benefit of any of the foregoing or trust for the benefit of any Affiliate of the foregoing, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

2.3 Form S-3 Registration. In case the Company shall receive, at any time after the first anniversary of the Initial Offering, from the Holders of at least twenty-five percent (25%) of the Registrable Securities (for purposes of this Section 2.3, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided,

6

however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii) if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 2.3 a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders; provided that such right shall be exercised by the Company not more than once in any twelve (12) month period;

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected at least two (2) registrations on Form S-3 pursuant to this Section 2.3 or if the Company has, within the four (4) month period preceding the date of such request, already effected at least one (1) registration on Form S-3 pursuant to this Section 2.3;

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

(vi) if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; or

(vii) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 2.2 of this Agreement, provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective.

(c) If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.3 and the Company shall include such information in the written notice referred to in Section 2.3(a). The provisions of

7

Section 2.1(b) of this Agreement shall be applicable to such request (with the substitution of Section 2.3 for references to Section 2.1).

(d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration effected pursuant to Section 2.1 of this Agreement.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such

8

Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) cause all such Registrable Securities registered pursuant to this Section 2 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

Notwithstanding the provisions of this Section 2, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:

(i) impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company;

(ii) impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii) require disclosure of material nonpublic information that, if disclosed at such time, would be harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 2.4, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

2.5 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to

9

Sections 2.1, 2.2 and 2.3 of this Agreement, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 or Section 2.3 of this Agreement if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless in the case of a registration requested under Section 2.1 or Section 2.3, the Holders of a majority of the Registrable Securities to be registered agree to forfeit their right to one demand registration pursuant to Section 2.1 or Section 2.3, as the case may be; provided, however, that if at the time of such withdrawal, the Holders have learned material adverse information concerning the Company different from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1 or Section 2.3 of this Agreement.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, severally and not jointly, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission of a material fact required to be stated in such registration statement, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling Person or other aforementioned Person for any legal or other expenses reasonably

10

incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon a Violation that occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling Person or other aforementioned Person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 2.8(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by

11

such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding, if prejudicial to its ability to defend such action or proceeding, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 but only to the extent of such prejudice; provided, however, that the omission to so deliver written notice to the indemnifying party will not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.8(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder). The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2 and otherwise shall survive the termination of this Agreement.

2.9 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

12

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement filed by the Company for the Initial Offering;

(b) use best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations), provided: (a) the Company is, within a reasonable time prior to such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 2.12 of this Agreement; and (c) such transferee or assignee is not a person deemed by the Board, in its reasonable judgment, to be a competitor or potential competitor of the Company; provided, however, that for purposes of this Section 2.10 “competitor” of the Company shall not include Gilead Sciences, Inc. (“Gilead”) or any other entity that is wholly-owned, either directly or indirectly, by Gilead as of the date of this Agreement. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder that (i) is a partnership, limited liability company or corporation may transfer such Holder’s Registration rights to (A) entities affiliated directly or indirectly with such partnership (or its manager), limited liability company or corporation, (B) any partner (or retired partner or incoming partner), member (or retired member) or stockholder of such partnership, limited liability company or corporation, (C) the spouse, siblings, lineal descendants or ancestors of any such partner (or retired partner), member (or retired member) or stockholder, (D) the estate of any such partner (or retired partner), member (or retired member) or stockholder, (E) any custodian or trustee for the benefit of any such partner (or retired partner), member (or retired member) or stockholder or the spouse, siblings, lineal descendants or ancestors of any such partner (or retired partner), member (or retired member) or stockholder, as the case may be and (F) any Affiliate, or (ii) holds shares

13

in its capacity as trustee, manager or custodian of a trust, may transfer such Holder’s rights to cause the Company to register Registrable Securities to a replacement trustee, manager or custodian of the relevant trust, in each case, without restriction as to the number or percentage of shares acquired by any such transferee.

2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Required Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 2.1, Section 2.2 or Section 2.3 of this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

2.12 “Market Stand-Off” Agreement.

(a) Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.12 shall apply only to the Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors are subject to the same restrictions and the Company uses best efforts to obtain a similar agreement from all stockholders individually owning greater than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with the Initial Offering are intended third-party beneficiaries of this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 2.12 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the

14

shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

(b) Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all shares or securities of the Company of each Holder (and the shares or securities of every other Person subject to the restriction contained in this Section 2.12):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

2.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 2: (a) after five (5) years following the consummation of a firm commitment underwritten public offering of shares of Common Stock of the Company at a price per share to the public of at least $6.01 (adjusted for stock splits, stock dividends, recapitalizations and similar events, including any such events to be effected in connection with such offering) resulting in aggregate proceeds to the Company (net of the underwriting discounts or commissions and offering expenses) of not less than $50,000,000 (a “Qualified IPO”) or (b) as to any Holder, such time following a Qualified IPO at which both (i) such Holder (together with its Affiliates) holds one percent (1%) or less of the Company’s outstanding Common Stock and (ii) all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration or volume limitations in compliance with Rule 144.

3. Covenants of the Company.

3.1 Delivery of Financial Statements.

(a) The Company shall deliver to each Investor (or transferee of an Investor):

(i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated income statement for such fiscal year, a consolidated balance sheet of the Company and consolidated statement of stockholders’ equity as of the end of such year, and a consolidated statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), audited and certified by independent public accountants of nationally recognized standing selected by the Company; and

(ii) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company,

15

an unaudited consolidated income statement and statement of cash flows for such fiscal quarter and for the current fiscal year to date, and an unaudited balance sheet as of the end of such fiscal quarter (the “Quarterly Financial Statements”), all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments and (B) not contain all notes thereto that may be required in accordance with GAAP).

(b) The Company shall deliver to each Investor (or transferee of an Investor) that holds at least 1,000,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization) (a “Major Investor”):

(i) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, an operating budget and business plan (the “Business Plan”) for the next fiscal year, approved by the Board and prepared on a quarterly basis, as well as a summary of the Business Plan together with any update of the Business Plan as such update is prepared, including consolidated balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(ii) concurrently with the delivery of the Quarterly Financial Statements, a comparison of the Quarterly Financial Statements against the Business Plan, as then updated and in effect;

(iii) such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection (ii) to provide information that (A) it deems in good faith to be a trade secret or similar confidential information or (B) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.2 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, and after reasonable notice provided by such Major Investor, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that (A) it deems in good faith to be a trade secret or similar confidential information or (B) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Observer Rights. As long as F-Prime Capital Partners Healthcare Fund IV LP, together with its Affiliates (“F-Prime”), owns not less than 1,500,000 shares of Preferred Stock (as adjusted for stock dividends, combinations, splits or the like), the Company shall invite a representative of F-Prime (the “F-Prime Investor Observer”) to attend all meetings of its Board in a nonvoting observer capacity. As long as Brace Pharmaceuticals LLC, together with its Affiliates (“Brace”), owns not less than 1,500,000 shares of Preferred Stock (as adjusted for stock dividends, combinations, splits or the like), the Company shall invite a representative of Brace (the “Brace Investor Observer”) to attend all meetings of its Board in a nonvoting capacity. As long as Cowen Healthcare Investments II LP and CHI EF II LP, together with their

16

Affiliates (“Cowen”), owns not less than 1,500,000 shares of Preferred Stock (as adjusted for stock dividends, combinations, splits or the like), the Company shall invite a representative of Cowen (the “Cowen Investor Observer” and together with the F-Prime Investor Observer and the Brace Observer, the “Investor Observers” and each an “Investor Observer”) to attend all meetings of its Board in a nonvoting observer capacity. The initial F-Prime Investor Observer shall be Ben Auspitz. The initial Brace Investor Observer shall be Todd Brady. In this respect, the Company shall give each Investor Observer copies of all notices and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust and to act as a fiduciary with the same standard of care as a member of the Board with respect to all information so provided; and provided further, that the Company reserves the right to exclude any Investor Observer from any meeting, or any portion thereof, and/or to exclude some or all of the materials to be sent to such Investor Observer, if the Board determines in good faith that attendance at such meeting, or portion thereof, and/or providing such materials or any portion thereof, could materially and adversely affect the Company, whether by way of adversely affecting the attorney-client privilege between the Company and its counsel, or otherwise.

3.4 Termination of Information, Inspection and Observer Covenants. The covenants set forth in Sections 3.1, 3.2 and 3.3 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of a Qualified IPO, (b) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act and (c) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate, whichever event shall first occur. The confidentiality provisions under Section 3.3 will survive any such termination.

3.5 Right of First Offer. Subject to the terms and conditions specified in this Section 3.5, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice in accordance with Section 4.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.

(b) By written notification received by the Company within thirty (30) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Registrable Securities issued and held by such Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding, but excluding unexercised options) bears to the total number of shares of Common

17

Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding, but excluding unexercised options). At the expiration of such thirty (30) calendar day period, the Company shall promptly, in writing, notify each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the fifteen (15) calendar day period commencing after the Company has given such notice to the Fully-Exercising Investors, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

(c) If all Shares that Major Investors are entitled to obtain pursuant to Section 3.5(b) of this Agreement are not elected to be obtained as provided in Section 3.5(b) of this Agreement, the Company may, during the sixty (60) day period following the expiration of the period provided in Section 3.5(b) of this Agreement, offer the remaining unsubscribed portion of such Shares to any Person or Persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(d) The right of first offer in this Section 3.5 shall not be applicable to (i) Shares issued as a dividend or distribution on Preferred Stock or upon conversion of the Preferred Stock; (ii) Shares issued pursuant to a transaction described in Article IV.B Section 4(d)(i) of the Restated Certificate; (iii) Shares issued or granted to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to this Corporation’s equity incentive or option plans or any other plan or agreement approved by the Board (including the approval of at least one Preferred Director); (iv) Common Stock issued to the public in a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended; (v) Shares issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of this Agreement or excluded from the rights of first offer pursuant to this Section 3.5(d); (vi) Shares issued in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, provided that such issuance is approved by the Board (including the approval of at least one Preferred Director); (vii) Shares issued pursuant to any equipment leasing arrangement, real estate, bank financing or similar arrangement, which arrangement is approved by the Board (including the approval of at least one Preferred Director); (viii) Shares issued to persons or entities with which this Corporation has business or partnering relationships, provided such issuances are approved by the Board (including the approval of at least one Preferred Director) and are primarily for non-equity financing purposes; (ix) the issuance of shares of Series B Stock to Additional Purchasers pursuant to Section 1.3 of the Purchase Agreement or (x) shares of Common Stock issued in a Qualified IPO. In addition to the foregoing, the right of first offer in this Section 3.5 shall not be applicable with respect to any Investor in any subsequent offering of

18

Shares if (i) at the time of such offering, the Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.

(e) The rights provided in this Section 3.5 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital, hedge or private equity style fund may assign or transfer such rights to its Affiliates.

(f) The covenants set forth in this Section 3.5 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified IPO or (ii) a Liquidation Event, as that term is defined in the Restated Certificate.

3.6 Insurance.

(a) Key-Person Insurance. The Company has as of the date hereof term life insurance on the life of Derek Jantz in an amount of at least $1,000,000. Such policies are owned by the Company and name the Company as loss payee. The Company will use its best efforts to cause such term life insurance policies be maintained until such time as the Board determines that such insurance should be discontinued.

(b) Directors’ and Officers’ Insurance. The Company has as of the date hereof directors’ and officers’ liability insurance in an amount equal to $3,000,000. The Company will use its best efforts to cause such insurance policy be maintained until such time as the Board determines that such insurance should be discontinued.

3.7 Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Board or a consulting agreement containing substantially similar proprietary rights assignment and confidentiality provisions.

3.8 Matters Requiring Director Approval. So long as the holders of Preferred Stock are entitled to elect a Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, including at least one Preferred Director:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board;

(c) incur, guarantee, directly or indirectly, or permit any subsidiary to incur, guarantee, directly or indirectly, any indebtedness (including operating and capital leases)

19

greater than $5,000,000 except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the 1934 Act) of any such Person, except for transactions contemplated by this Agreement, the Purchase Agreement, that certain Amended and Restated Voting Agreement executed as of even date herewith, and that certain Amended and Restated Right of First Refusal and Co-Sale Agreement executed as of even date herewith or transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board;

(e) hire, terminate, or materially change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(f) materially change the principal business of the Company, enter new lines of business, or exit the current line of business;

(g) create any subsidiary of the Corporation; or

(h) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $5,000,000.

3.9 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors and any person with contractual board observer rights for all reasonable out-of-pocket travel and other expenses incurred (consistent with the Company’s travel policy, if any) in support of the Company or in connection with the performance of duties as directors, including, without limitation, attending meetings of the Board or committees thereof. Promptly after the date hereof, the Board will form compensation, audit and nominating and corporate governance committees.

3.10 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

3.11 Confidentiality. Each Investor agrees, severally and not jointly, to use the same degree of care as such Investor uses to protect its own confidential information for any information obtained pursuant to this Agreement or otherwise as a stockholder of the Company which the Company identifies in writing as being proprietary or confidential and such Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (a) was in the public domain prior

20

to the time it was furnished to such Investor, (b) is or becomes (through no willful improper action or inaction by such Investor) generally available to the public, (c) was in its possession or known by such Investor without restriction prior to receipt from the Company, (d) was rightfully disclosed to such Investor by a third party without restriction or (e) was independently developed without any use of the Company’s confidential information. Notwithstanding the foregoing, each Investor that is a limited partnership or limited liability company may disclose such proprietary or confidential information to any former partners or members who retained an economic interest in such Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing Persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for such Investor. Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (i) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 3.11, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (ii) making any disclosures required by law, rule, regulation or court or other governmental order.

3.12 Bad Actor Status. The Company will notify the Investors promptly in writing in the event the Company has knowledge that a “Bad Actor” disqualifying event described in Rule 506(d)(1)(i) to (viii) of the Securities Act (a “Disqualification Event”) becomes applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) is applicable.

3.13 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement; and (ii) each Key Employee to enter into a one (1) year noncompetition and nonsolicitation agreement, substantially in the form approved by the Board, provided, however, that any employee that has entered into an employment agreement with the Company that contains provisions regarding the subject matter in the foregoing clauses (i) and (ii) shall not be required to enter into a nondisclosure and proprietary rights assignment agreement or enter into a noncompetition and nonsolicitation agreement. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of at least one Preferred Director.

3.14 Employee Stock. Unless otherwise approved by the Board, including at least one Preferred Director, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36)

21

months, and (ii) a market stand-off provision substantially similar to that in Section 2.12. In addition, unless otherwise approved by the Board, including at least one Preferred Director, the Company shall retain a “right of first refusal” on employee transfers until the Initial Offering and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

3.15 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

3.16 Right to Conduct Activities. The Company hereby agrees and acknowledges that (A) each of ArrowMark Colorado Holdings, LLC (together with its Affiliates “AP”), venBio Partners, LLC (together with its Affiliates, “venBio”), Osage University Partners II (together with its Affiliates, “Osage”), G LTP LLC, G HSP LLC, G ERP LLC and G JBD LLC (together with their Affiliates, “DUMAC”), RA Capital Healthcare Fund, L.P. (together with its Affiliates, “RA Capital”), Franklin Strategic Series – Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund (together with their Affiliates, “Franklin”), Agent Capital Fund I LP (together with its Affiliates, “Agent Capital”), Vivo Panda Fund, L.P. (together with its Affiliates, “Vivo Panda”), Brace and F-Prime (collectively with AP, venBio, Osage, DUMAC, RA Capital, Franklin, Agent Capital, Vivo Panda and Brace, the “Investments Funds”) is a professional investment fund, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted) and (B) that Gilead is a public company with numerous business lines and an active investment and acquisition program (together, the “Other Gilead Business”). The Company hereby agrees that, to the extent permitted under applicable law, none of the Investment Funds nor Gilead or any of its Affiliates (together, the “Gilead Group”) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by any Investment Fund or the Gilead Group in any entity competitive with the Company, (ii) actions taken by any partner, officer or other representative of any Investment Fund the Gilead Group to assist any such competitive company,

22

whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company or (iii) with respect to the Gilead Group, the Gilead Group engaging in Other Gilead Business; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure by the Investors (or any of their affiliates) of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

3.17 Termination of Certain Covenants. The covenants set forth in Sections 3.7, 3.8, 3.12, 3.13, 3.14, shall terminate and be of no further force or effect upon the consummation of (a) a Qualified IPO or (ii) a Liquidation Event, as that term is defined in the Restated Certificate.

4. Miscellaneous.

4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Governing Law. This Agreement shall be interpreted under the laws of the State of Delaware without reference to Delaware conflicts of law provisions.

4.3 Counterparts; Facsimile. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices and other communications shall be sent to the Company and to the other parties at the addresses set forth on the signature pages

23

hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 4.5). If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., Wells Fargo Capitol Center, 150 Fayetteville St., Suite 2300, Raleigh, NC 27601, Attention: Michael P. Saber, Facsimile No. (919) 821-6800; and if notice is given to the Investors, a copy (which shall not constitute notice) shall also be given to Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, NY 10022, Attention: James Rieger, Facsimile No. (212) 371-1084.

4.6 Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and thereof, including the Prior Agreement. Any term of this Agreement (other than Section 3.1, Section 3.2, Section 3.3, Section 3.4 and Section 3.16) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company and (b) the Required Holders. The provisions of Section 3.1 and Section 3.2 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Major Investors holding at least sixty percent (60%) of the Registrable Securities then held by all of the Major Investors. The provisions of Section 2.10, Section 3.4, Section 3.15 and Section 3.16 may be amended or waived only with the written consent of (a) the Company and (b) if such amendment or waiver adversely affects venBio, AP, Brace, F-Prime, Franklin, Osage, DUMAC, RA Capital, Agent Capital, Vivo Panda and/or Gilead, such adversely affected party. The provisions of Section 3.3 may be amended or waived only with the written consent of the Company and, if such amendment or waiver adversely affects F-Prime, Cowen and/or Brace, such adversely affected party. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3.5 (Right of First Offer) with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Common Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also obtaining the written consent of the Common Holders holding a majority of the shares of Common Stock then held by all Common Holders who are then providing services to the Company as officers or employees in good standing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company.

4.7 Waiver of Rights of First Offer. Pursuant to Sections 3.5 and 4.6 of the Prior Agreement, the Investors having rights of first offer under the Prior Agreement hereby waive, on behalf of all parties having such rights thereunder, all rights they may have under

24

Section 3.5 of the Prior Agreement with respect to the issuance and sale of the Series B Stock pursuant to the Purchase Agreement and the Common Stock issuable to the purchasers of the Series B Stock pursuant to the Purchase Agreement, including, without limitation, their right to receive notice pursuant to Section 3.5(a) of the Prior Agreement and their right of first offer pursuant to Section 3.5 of the Prior Agreement.

4.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

4.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital, hedge and private equity style funds or venture capital, hedge or private equity style funds under common investment management) or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.10 Additional Investors. Notwithstanding Section 4.6, no consent shall be necessary to add additional Investors as signatories to this Agreement and to update Schedule A accordingly, provided that such Investors have purchased Series B Stock pursuant to the subsequent closing provisions of Section 1.3 of the Purchase Agreement. Schedule A shall be updated without any action of the Investors to reflect such additional Investors.

4.11 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER AGREEMENTS TO BE EXECUTED IN CONNECTION WITH THE EXECUTION OF THIS AGREEMENT, THE REGISTRABLE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Remainder of page intentionally left blank]

25

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Name:	Matthew Kane
Title:	President and Chief Executive Officer

Address:
302 E. Pettigrew Street, Suite A-100
Durham, NC 27701

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMMON HOLDERS:

DEREK JANTZ

/s/ Derek Jantz
Derek Jantz

MATTHEW KANE

/s/ Matthew Kane
Matthew Kane

JEFF SMITH

/s/ Jeff Smith
Jeff Smith

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

ADAGE CAPITAL PARTNERS, LP

By:	Adage Capital Partners, GP, LLC
Its:	General Partner

By:	Adage Capital Advisors, LLC
Its:	Managing Member

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	COO

Address:
200 Clarendon Street
52nd
Boston, MA 02116

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

AGENT CAPITAL FUND I LP

By:	Agent Capital Fund I GP, LLC
Its:	General Partner

By:	/s/ Geeta Vemuri
Name:	Geeta Vemuri
Title:	Managing Member

Address:
810 Memorial Drive, Suite 107
Cambridge, MA-02139

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

ALEXANDRIA VENTURE INVESTMENTS, LLC

By:	Alexandria Real Estate Equities, Inc.
Its:	Managing Member

By:	/s/ Aaron Jacobson
Name:	Aaron Jacobson
Title:	SVP – Venture Counsel

Address:
385 E. Colorado Blvd., Suite 299
Pasadena, CA 91101

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

AMGEN VENTURES, LLC

By:	/s/ David A. Piacquad
Name: David A. Piacquad
Title: SVP, Business Development

Address:
c/o Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320
Attn: Corporate Secretary

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

MERIDIAN GROWTH FUND

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

MERIDIAN SMALL CAP GROWTH FUND

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ARROWMARK LIFE SCIENCE FUND, LP

By:	AMP Life Science GP, LLC
Its:	General Partner

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.

By:	ArrowMark Partners GP, LLC
Its:	General Partner

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

LOOKFAR INVESTMENTS, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CF ASCENT LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

THB IRON ROSE, LLC

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IRON HORSE INVESTMENTS, LLC

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

/s/ Tony Yao
Tony Yao

Address:
ArrowMark Partners 100 Fillmore Street, Suite 325
Denver, CO 80206

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

BRACE PHARMACEUTICALS LLC

By:	/s/ Vinzenz Ploerer
Name:	Vinzenz Ploerer
Title:	President and CEO

Address:
155 Gibbs Street, Suite 406
Rockville, MD 20850

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

CORMORANT PRIVATE HEALTHCARE FUND I, LP

By:	Cormorant Private Healthcare GP, LLC
Its:	General Partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member

Address:
200 Clarendon Street, 5nd Floor
Boston, MA 02116

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	Cormorant Global Healthcare GP, LLC
Its:	General Partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member

Address:
200 Clarendon Street, 5nd Floor
Boston, MA 02116

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

CRMA SPV, L.P.

By:	Cormorant Asset Management, LP
Its:	Attorney-in-Fact

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	CEO/CIO

Address:
P.O. Box 309
Ugland House
Grand Cayman
KY1-1104 Cayman Islands

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

COWEN HEALTHCARE INVESTMENTS II LP

By:	Cowen Healthcare Investments II GP LLC
Its:	General Partner

By:	/s/ Kevin Raidy
Name:	Kevin Raidy
Title:	Managing Partner

Address:
c/o Cowen Advisors, LLC 599 Lexington Avenue, 19th Floor
New York, NY 10022
Attention: Kevin Raidy

CHI EF II LP

By:	Cowen Healthcare Investments II GP LLC
Its:	General Partner

By:	/s/ Kevin Raidy
Name:	Kevin Raidy
Title:	Managing Partner

Address:
c/o Cowen Advisors, LLC 599 Lexington Avenue, 19th Floor
New York, NY 10022
Attention: Kevin Raidy

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

G LTP LLC

By:	/s/ Seth M. Posternak
Name:	Seth M. Posternak
Title:	Investment Manager
DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller
DUMAC, Inc. Authorized Agent

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701-3675

G HSP LLC

By:	/s/ Seth M. Posternak
Name:	Seth M. Posternak
Title:	Investment Manager
DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller
DUMAC, Inc. Authorized Agent

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701-3675

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

G JBD LLC

By:	/s/ Seth M. Posternak
Name:	Seth M. Posternak
Title:	Investment Manager
DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller
DUMAC, Inc. Authorized Agent

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701-3675

G ERP LLC

G ERP LLC, acting through the Duke University Defined Benefit Plan Master Trust By: DUMAC, Inc., as authorized agent of the trustee of the master trust

By:	/s/ Seth M. Posternak
Name:	Seth M. Posternak
Title:	Investment Manager
DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller
DUMAC, Inc. Authorized Agent

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701-3675

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By:	F-Prime Capital Partners Healthcare Advisors Fund IV LP
Its:	General Partner

By:	Impresa Holdings LLC
Its:	General Partner

By:	Impresa Management LLC
Its:	Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

Address:
c/o F-Prime Capital 1 Main Street, 13th Floor
Cambridge, MA 02142

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:	Franklin Advisers, Inc.
Its:	Investment Manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

Address:
Franklin Templeton
Attn: Wendy Lam
One Franklin Parkway
San Mateo, CA 94403

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:	Franklin Advisers, Inc.
Its:	Investment Manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

Address:
Franklin Templeton
Attn: Wendy Lam
One Franklin Parkway
San Mateo, CA 94403

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

GILEAD SCIENCES, INC.

By:	/s/ Robin L. Washington
Name:	Robin L. Washington
Title:	EVP, Chief Financial Officer

Address:
333 Lakeside Drive
Foster City, CA 94404
Attn: Andrew Dickinson, SVP, Corporate Dev.

With copy to:

Address:
Gilead Sciences, Inc. 333 Lakeside Drive
Foster City, CA 94404
Attn: General Counsel

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

LEERINK HOLDINGS LLC

By:	/s/ Timothy A. G. Gerhold
Name:	Timothy A. G. Gerhold
Title:	General Counsel

Address:
One Federal Street, 37th Floor
Boston, MA 02110
Attn: General Counsel

LEERINK PARTNERS CO-INVESTMENT FUND, LLC

By:	/s/ Jeffrey A. Leerink
Name:	Jeffrey A. Leerink
Title:	Manager

Address:
One Federal Street, 37th Floor
Boston, MA 02110
Attn: General Counsel

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

LONGEVITY FUND 1 LP

By:	Longevity Funds LLC
Its:	General Partner

By:	/s/ Laura H. Deming
Name:	Laura Deming
Title:	Partner

Address:
555 Bryant St, Palo Alto CA 94301

LONGEVITY FUND 2 LP

By:	Longevity Funds 2 LLC
Its:	General Partner

By:	/s/ Laura H. Deming
Name:	Laura Deming
Title:	Partner

Address:
555 Bryant St, Palo Alto CA 94301

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

/s/ Robert Millman
Robert Millman

Address:
404 Beacon Street, #4
Boston, MA 02115

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

OCV FUND I, L.P.

By:	OCV I GP, LLC
Its:	General Partner

By:	/s/ Mark Yung
Name:	Mark Yung
Title:	M Principal

Address:
4700 Wilshire Blvd.
Los Angeles, CA 90010
Attn: Mark Yung

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

OSAGE UNIVERSITY PARTNERS II, LP

By:	Osage University GP II, LLC
Its:	General Partner

By:	/s/ William Harrington
Name:	William Harrington
Title:	Member

Address:
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

PONTIFAX GLOBAL FOOD AND AGRICULTURE TECHNOLOGY FUND, L.P.

By:	Pontifax Global Food and Agriculture Technology GP LLC
Its:	General Partner

By:	Adrenalin Properties Limited
Its:	Managing Member

By:	/s/ Ben Belldegrun
Name:	Ben Belldegrun
Title:	Managing Member

Address:
2025 S. Westgate Avenue, First Floor
Los Angeles, CA 90025

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
Its:	General Partner

By:	/s/ Rajeev Shah
Name:	Rajeev Shah
Title:	Authorized Signatory

Address:
20 Park Plaza, Suite 1200
Boston, MA 02116
Attn: Compliance

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

REV CAPITAL II, LLC

By:	/s/ Eric I. Richman
Name:	Eric I. Richman
Title:

Address:
9740 Sorrel Avenue
Potomac, MD 20854

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

RFS PARTNERS, LP

By:	RFS & Associates, LLC
Its:	General Partner

By:	/s/ Raymond F. Schinazi
Name:	Raymond F. Schinazi
Title:	Manager

Address:
1860 Montreal Road
Tucker, GA 30084
Attn: Bill Ollinger

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

RIDGEBACK CAPITAL INVESTMENTS LP

By:	Ridgeback Capital Management LP
Its:	Investment Manager

By:	/s/ Christopher A. Nonas
Name:	Christopher A. Nonas
Title:	Chief Financial Officer

Address:
Ridgeback Capital Management LP 75 Ninth Ave., 5th Floor
New York, NY 10011

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

TODDMAN PTY LTD (ATF MH JORGENSEN FAMILY TRUST)

By:	/s/ Max Jorgensen
Name:	Max Jorgensen
Title:

Address:
Unit 1411/22 Refinery Parade
New Farm, Queensland 4005 Australia Attn: Todd Jorgensen

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

VENBIO GLOBAL STRATEGIC FUND, L.P.

By:	venBio Global Strategic GP, L.P.
Its:	General Partner

By:	venBio Global Strategic GP, Ltd.
Its:	General Partner

By:	/s/ Robert Adelman
Name:	Robert Adelman
Title:	Director

Address:
venBio Partners LLC 1700 Owens Street, Suite 595
San Francisco, CA 94158

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

VIVO PANDA FUND, L.P.

By:	Vivo Panda, LLC
Its:	General Partner

By:	/s/ Mahendra Shah
Name:	Mahendra Shah
Title:	Managing Member

Address:
505 Hamilton Avenue, Suite 207
Palo Alto, CA 94301

SIGNATURE PAGE TO PRECISION BIOSCIENCES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

SCHEDULE OF INVESTORS

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
Adage Capital Partners, LP 200 Clarendon Street, 52nd Floor Boston, MA 02116 [***] [***] [***]	0	1,497,006
Agent Capital Fund I LP 810 Memorial Drive, Suite 107 Cambridge, MA 02139 [***] [***]	0	399,202
Alexandria Venture Investments, LLC 385 E. Colorado Blvd., Suite 299 Pasadena, CA 91101 [***] [***]	0	598,803
Amgen Investments Ltd. c/o Amgen Inc. One Amgen Center Drive Thousand Oaks, CA 91320 Attn: Corporate Secretary [***] [***] [***]	3,000,000	0
Amgen Ventures LLC c/o Amgen Inc. One Amgen Center Drive Thousand Oaks, CA 91320 Attn: Corporate Secretary [***] [***] [***]	0	499,002
ArrowMark Fundamental Opportunity Fund, L.P. ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	200,000

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
ArrowMark Life Science Fund ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	244,572
Baxalta US Inc. One Baxter Parkway Deerfield, IL 60015	2,000,000	0
Brace Pharmaceuticals LLC 155 Gibbs Street, Suite 406 Rockville, MD 20850 [***] [***] [***]	0	1,996,008
CF Ascent LLC ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	10,000
CHI EF II LP c/o Cowen Advisors, LLC 599 Lexington Avenue, 19th Floor New York, NY 10022 Attention: Tim Anderson [***]	0	135,805
Cormorant Global Healthcare Master Fund, LP 200 Clarendon Street, 5nd Floor Boston, MA 02116 [***] [***]	0	223,653
Cormorant Private Healthcare Fund I, LP 200 Clarendon Street, 5nd Floor Boston, MA 02116 [***] [***]	0	739,720

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
Cowen Healthcare Investment II LP c/o Cowen Advisors, LLC 599 Lexington Avenue, 19th Floor New York, NY 10022 Attention: Tim Anderson [***]	0	1,860,203
CRMA SPV, L.P. P.O. Box 309 Ugland House Grand Cayman KY1-11004 Cayman Islands [***] [***]	0	34,631
F-Prime Capital Partners Healthcare Fund IV LP c/o Fidelity Biosciences 1 Main Street, 13th Floor Cambridge, MA 02142 Attn: Mary Bevelock Pendergast [***] [***] [***] [***] [***]	7,000,000	873,253
Franklin Strategic Series – Franklin Biotechnology Discovery Fund Attention: Wendy Lam One Franklin Parkway San Mateo, CA 94403 [***] [***] [***]	0	750,193
Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund Attention: Wendy Lam One Franklin Parkway San Mateo, CA 94403 [***] [***] [***]	0	1,245,815

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
G ERP LLC c/o DUMAC, Inc. 280 South Mangum Street, Suite 210 Durham, NC 27701-3675 [***] [***] [***] [***] [***]	45,995	15,607
G HSP LLC c/o DUMAC, Inc. 280 South Mangum Street, Suite 210 Durham, NC 27701-3675 [***] [***] [***] [***] [***]	61,493	20,866
G JBD LLC c/o DUMAC, Inc. 280 South Mangum Street, Suite 210 Durham, NC 27701-3675 [***] [***] [***] [***] [***]	105,507	35,801
G LTP LLC c/o DUMAC, Inc. 280 South Mangum Street, Suite 210 Durham, NC 27701-3675 [***] [***] [***] [***] [***]	287,005	97,387
Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: Andrew Dickinson, SVP, Corporate Dev. With copy to: Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: General Counsel [***] [***] [***] [***]	0	998,004

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
Iron Horse Investments, LLC ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	149,451
Leerink Holdings LLC One Federal Street, 37th Floor Boston, MA 02110 Attn: General Counsel [***] [***] [***] [***] [***] [***]	0	149,701
Leerink Partners Co-Investment Fund, LLC One Federal Street, 37th Floor Boston, MA 02110 Attn: General Counsel [***] [***] [***] [***] [***] [***]	0	149,701
Longevity Fund 1 LP 555 Bryant Street, #517 Palo Alto, CA 94301 Attn: Laura Deming [***]	150,000	49,900
Longevity Fund 2 LP 555 Bryant Street, #517 Palo Alto, CA 94301 Attn: Laura Deming [***]	0	49,900
Lookfar Investments, LLC ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	39,920

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
Meridian Growth Fund ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	624,759
Meridian Small Cap Growth Fund ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	558,855
Robert Millman 404 Beacon Street, #4 Boston, MA 02115 [***]	0	49,900
OCV Fund I, L.P. 4700 Wilshire Blvd. Los Angeles, CA 90010 Attn: Mark Yung [***] [***] [***]	0	2,360,289
Osage University Partners II, LP 50 Monument Road, Suite 201 Bala Cynwyd, PA 19004 [***] [***] [***]	2,000,000	399,202
Pontifax Global Food and Agriculture Technology Fund, L.P. 2025 S. Westgate Avenue, First Floor Los Angeles, CA 90025 Attn: Ben Belldegrun [***] [***] [***]	0	1,996,008
RA Capital Healthcare Fund, L.P. c/o RA Capital Management, LLC 20 Park Plaza, Suite 1200 Boston, MA 02116 Attn: Compliance [***] [***] [***]	3,000,000	399,202

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
REV Capital II, LLC Attn: Erick I. Richman 9740 Sorrel Avenue Potomac, MD 20854 [***]	0	99,800
RFS Partners, LP Attn: Bill Ollinger 1860 Montreal Road Tucker, GA 30084 [***] [***]	0	119,761
Ridgeback Capital Investments LP Attn: Ridgeback Capital Management LP 75 Ninth Avenue, 5th Floor New York, NY 10011 [***]	0	499,002
THB Iron Rose, LLC Life Science Portfolio ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	9,500
THB Iron Rose, LLC ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***] [***] [***] [***]	0	149,451
Toddman Pty Ltd (ATF MH Jorgensen Family Trust) Unit 1411/22 Refinery Parade New Farm, Queensland 4005 Australia Attn: Todd Jorgensen [***]	0	19,955
venBio Global Strategic Fund L.P. venBio Partners LLC 1700 Owens Street, Suite 595 San Francisco, CA 94158 Attn: Robert Adelman [***] [***]	8,000,000	998,004

Name and Address	Number of Series A Shares Purchased	Number of Series B Shares Purchased
Vivo Panda Fund, L.P. Vivo Capital 505 Hamilton Avenue, Suite 207 Palo Alto, CA 94301 [***] [***] [***]	0	598,803
Tony Yao ArrowMark Partners 100 Fillmore Street, Suite 325 Denver, CO 80206 [***]	0	9,500
TOTAL	25,650,000	21,956,095

SCHEDULE B

SCHEDULE OF COMMON HOLDERS

Name	Shares of Common Stock	Options
Derek Jantz	8,208,231	738,888
Matthew Kane	3,847,616	738,888
Jeff Smith	8,208,231	738,888

PRECISION BIOSCIENCES, INC.

AMENDMENT AND JOINDER TO AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

THIS AMENDMENT AND JOINDER TO INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is entered into this 1st day of March, 2019, by and among Precision BioSciences, Inc., a Delaware corporation (the “Company”), the undersigned holders of the Company’s capital stock (the “Existing Investors”), and the undersigned holders of the Notes (as defined below) issued by the Company (the “Noteholders” and together with the Existing Investors, the “Investors”).

RECITALS

WHEREAS, the Company, the Existing Investors and certain holders of the Company’s Common Stock, par value $0.000005 per share (the “Common Stock”), have previously entered into that certain Amended and Restated Investors’ Rights Agreement dated as of May 25, 2018 by and among the Company and the parties thereto (the “Rights Agreement”);

WHEREAS, on the date hereof the Company is issuing and selling to the Noteholders convertible promissory notes (the “Notes”) pursuant to that certain Convertible Note Purchase Agreement (the “Note Purchase Agreement”) dated as of even date herewith by and among the Company and the Noteholders (the “Financing”);

WHEREAS, Section 4.6 of the Rights Agreement provides that the Rights Agreement generally may be amended with the written consent of (i) the Company and (ii) the holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Rights Agreement) issued or issuable upon conversion of the Company’s Preferred Stock (as defined in the Rights Agreement) voting together as a single class and on an as-converted basis;

WHEREAS, the Existing Investors whose signatures appear on the signature pages attached hereto constitute the required holders under the Rights Agreement necessary to amend the Rights Agreement;

WHEREAS, it is a condition to the Financing that the Company amend the Rights Agreement and that the Noteholders join and become a party to the Rights Agreement, as hereby amended, such that the shares of the Company’s Common Stock issuable upon conversion of the Notes upon a Qualified Public Offering or Public Offering (each as defined in the Notes) shall be considered Registrable Securities under Section 2 of the Rights Agreement;

WHEREAS, the Company and the Investors desire to enter into this Agreement to amend the Rights Agreement on the terms and conditions set forth in this Agreement and to acknowledge and agree that the Noteholders shall be joined as a party to the Rights Agreement, as hereby amended;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement the parties hereto agree as follows:

1.    Acknowledgement. Each of the Noteholders acknowledges that they are acquiring the Notes pursuant to the Note Purchase Agreement. Each of the Noteholders acknowledges that it has received a copy of the Rights Agreement and has had the opportunity to review the terms thereof.

2.    Joinder. Each of the Noteholders hereby (a) joins as a party to and agrees to be bound by the terms and conditions of the Rights Agreement, as hereby amended, as a Holder (as defined in the Rights Agreement) of Registrable Securities thereunder; and (b) agrees that the shares of Common Stock issuable upon conversion of the Notes upon a Qualified Public Offering or Public Offering to each Noteholder, and any other shares of capital stock or securities required by the Rights Agreement, as hereby amended, to be bound thereby, shall be bound by and subject to the terms of the Rights Agreement, as hereby amended. Each of the Company and the Existing Investors hereby consents to the addition of each Noteholder as a party to the Rights Agreement, as hereby amended, as a Holder of Registrable Securities.

3.    Effectiveness. This Agreement shall become effective upon the date of the closing of the sale of the Notes pursuant to the Note Purchase Agreement.

4.    Amendment of Rights Agreement.

a.    The following new definition of “Note” shall be added as clause (l) of Section 1 of the Rights Agreement:

“(l)    “Note” means those certain convertible promissory notes issued by the Company pursuant to the Note Purchase Agreement.”

b.    The following new definition of “Note Purchase Agreement” shall be added as clause (m) of Section 1 of the Rights Agreement:

“(g)    Note Purchase Agreement” means that certain Convertible Note Purchase Agreement dated as of March 1, 2019 by and among the Company and the Purchasers named therein.

c.    The definition of “Preferred Stock” in clause (n) of Section 1 of the Rights Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Preferred Stock” shall mean the Series A Stock, the Series B Stock, and the shares of preferred stock of the Company issuable upon conversion of the Notes pursuant to the terms thereof.

d.    The definition of “Registrable Securities” in clause (p) of Section 1 of the Rights Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock and the Notes, and any Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of such Preferred Stock, and (ii) the Common Holder

Registrable Securities, provided, however, that such Common Holder Registrable Securities shall not be deemed Registrable Securities and the Common Holders shall not be deemed Holders for the purposes of Sections 2.1, 2.11 and 4.6 and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person’s rights under Section 2 of this Agreement are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities, provided, however, that neither the shares of Common Stock issuable upon conversion of the Notes nor the Registrable Securities issuable upon conversion of the Notes shall be included in the number of Registrable Securities outstanding until such time as the Notes have converted into Registrable Securities.

e.    The definition of “Required Holders” in clause (q) of Section 1 of the Rights Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Required Holders” shall mean the written consent or affirmative vote of the holders of at least sixty percent (60%) of the Registrable Securities issued or issuable upon conversion of the Preferred Stock and the Notes, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class on an as-converted basis, provided, however, that the Registrable Securities issuable upon conversion of the Notes shall not be included in the calculation of Required Holders until such time as the Notes have converted into Registrable Securities.

f.    Section 2.2(a) of the Rights Agreement is hereby deleted in its entirety and replaced with the following new Section 2.2(a):

(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a request pursuant to Section 2.1 of this Agreement; (ii) a registration relating to the Initial Offering, but only if the effective date of the Initial Offering occurs on or before June 30, 2019; or (iii) a registration relating solely to the sale of securities of participants in a Company employee benefit or stock ownership plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the

Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.5 of this Agreement, the Company shall, subject to the provisions of Section 2.2(c) of this Agreement, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

5.    Effect of Amendment.    Except as expressly set forth herein, no other terms or provisions of the Rights Agreement are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

6.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to Delaware conflicts of law provisions.

7.    Counterparts.    This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Name:	Matthew Kane
Title:	President and Chief Executive Officer

Address: 302 E. Pettigrew Street Suite A-100 Durham, NC 27701

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

ADAGE CAPITAL PARTNERS, LP

By:	Adage Capital Partners, GP, LLC
Its:	General Partner

By:	Adage Capital Advisors, LLC
Its:	Managing Member

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	CEO

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

AGENT CAPITAL FUND I LP

By:	Agent Capital Fund I GP, LLC
Its:	General Partner

By:	/s/ Geeta Vemuri
Name:	Geeta Vemuri
Title:	Managing Partner

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

ALEXANDRIA VENTURE INVESTMENTS, LLC

By:	Alexandria Real Estate Equities, Inc.
Its:	Managing Member

By:	/s/ Aaron Jacobson
Name:	Aaron Jacobson
Title:	SVP – Venture Counsel

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

MERIDIAN GROWTH FUND

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

MERIDIAN SMALL CAP GROWTH FUND

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

ARROWMARK LIFE SCIENCE FUND, LP

By:	AMP Life Science GP, LLC
Its:	General Partner

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.

By:	ArrowMark Partners GP, LLC
Its:	General Partner

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

LOOKFAR INVESTMENTS, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

CF ASCENT LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

THB IRON ROSE, LLC

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IRON HORSE INVESTMENTS, LLC

By:	ArrowMark Colorado Holdings, LLC
Its:	Investment Adviser

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

/s/ Tony Yao
Tony Yao

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

CORMORANT PRIVATE HEALTHCARE FUND I, LP

By:	Cormorant Private Healthcare GP, LLC
Its:	General Partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the GP

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	Cormorant Global Healthcare GP, LLC
Its:	General Partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the GP

CRMA SPV, L.P.

By:	Cormorant Asset Management, LP
Its:	Attorney-in-Fact

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the GP

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

COWEN HEALTHCARE INVESTMENTS II LP

By:	Cowen Healthcare Investments II GP LLC
Its:	General Partner

By:	/s/ Kevin Raidy
Name:	Kevin Raidy
Title:	Managing Partner

CHI EF II LP

By:	Cowen Healthcare Investments II GP LLC
Its:	General Partner

By:	/s/ Kevin Raidy
Name:	Kevin Raidy
Title:	Managing Partner

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

DITCH PLAINS PRIVATE INVESTMENTS LP

By:	/s/ Mark A. Varrichio, Jr.
Name:	Mark A. Varrichio, Jr.
Title:	General Partner

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By:	F-Prime Capital Partners Healthcare Advisors Fund IV LP
Its:	General Partner

By:	Impresa Holdings LLC
Its:	General Partner

By:	Impresa Management LLC
Its:	Managing Member

By:	/s/ Mary F. Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:	Franklin Advisers, Inc.
Its:	Investment Manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:	Franklin Advisers, Inc.
Its:	Investment Manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

G ERP LLC
G ERP LLC, acting through the Duke University Defined Benefit Plan Master Trust By: DUMAC, Inc., as authorized agent of the trustee of the master trust

By:	/s/ Steven M. Bischoff
Name:	Steven M. Bischoff
Title:	Investment Manager
DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Head of Finance & Controller
DUMAC, Inc., Authorized Agent

G HSP LLC

By:	/s/ Steven M. Bischoff
Name:	Steven M. Bischoff
Title:	Investment Manager
DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Head of Finance & Controller
DUMAC, Inc., Authorized Agent

G JBD LLC

By:	/s/ Steven M. Bischoff
Name:	Steven M. Bischoff
Title:	Investment Manager
DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Head of Finance & Controller
DUMAC, Inc., Authorized Agent

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

G LTP LLC

By:	/s/ Steven M. Bischoff
Name:	Steven M. Bischoff
Title:	Investment Manager
DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Head of Finance & Controller
DUMAC, Inc., Authorized Agent

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

GILEAD SCIENCES, INC.

By:	/s/ Andrew Dickinson
Name:	Andrew Dickinson
Title:	EVP, Corporate Development and Strategy

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

JADER TRUST NO. 4, A DELAWARE CHARITABLE TRUST

By:	/s/ Matthew Ridley
Name:	Matthew Ridley
Title:	CEO, WINDMILL HILL ASSET MANAGEMENT LTD.

By:	/s/ Ben Legge
Name:	Ben Legge
Title:	CIO, WINDMILL HILL ASSET MANAGEMENT LTD.

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

LAURION CAPITAL MASTER FUND LTD

By:	Laurion Capital Management LP
Its:	Investment Manager

By:	/s/ Jason Riesel
Name:	Jason Riesel
Title:	General Counsel & CCO

By:	/s/ Masih Mohebbi
Name:	Masih Mohebbi
Title:	CFO

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

/s/ George W. Lloyd George W. Lloyd

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

/s/ Robert Millman
Robert Millman

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

OCV FUND I, L.P.

By:	OCV I GP, LLC
Its:	General Partner

By:	/s/ Mark Yung
Name:	Mark Yung
Title:

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

OSAGE UNIVERSITY PARTNERS II, LP

By:	Osage University GP II, LLC
Its:	General Partner

By:	/s/ William Harrington
Name:	William Harrington
Title:	Member

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

PONTIFAX GLOBAL FOOD AND AGRICULTURE TECHNOLOGY FUND, L.P.

By:	Pontifax Global Food and Agriculture Technology GP LLC
Its:	General Partner

By:	Adrenalin Properties Limited
Its:	Managing Member

By:	/s/ Philip R. Erlanger, Ph.D.
Name:	Philip R. Erlanger, Ph.D.
Title:	Managing Partner

GREYFOX PARTNERS LLC

By:	/s/ Tasvir Patel
Name:	Tasvir Patel
Title:	Managing Partner

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
Its:	General Partner

By:	/s/ James Schneider
Name:	James Schneider
Title:	Authorized Signatory

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

/s/ James F. Reddoch III
James F. Reddoch III

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

REV CAPITAL II, LLC

By:	/s/ Eric I. Richman
Name:	Eric I. Richman
Title:	Manager

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

RFS PARTNERS, LP

By:	RFS & Associates, LLC
Its:	General Partner

By:	/s/ Raymond F. Schinazi
Name:	Raymond F. Schinazi
Title:	Manager

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

/s/ Marshall J. Urist
Marshall J. Urist

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

VENBIO GLOBAL STRATEGIC FUND, L.P.

By:	venBio Global Strategic GP, L.P.
Its:	General Partner

By:	venBio Global Strategic GP, Ltd.
Its:	General Partner

By:	/s/ Robert Adelman
Name:	Robert Adelman
Title:	Director

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

DSAM LONG/SHORT EQUITY MASTER FUND

By:	/s/ Steve Chapman
Name:	Steve Chapman
Title:	COO/Director

DSAM+ MASTER FUND

By:	/s/ Steve Chapman
Name:	Steve Chapman
Title:	COO/Director

DSAM NEUTRAL MASTER

By:	/s/ Steve Chapman
Name:	Steve Chapman
Title:	COO/Director

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

LAV BIOSCIENCES FUND V, L.P.

By:	LAV GP V, L.P.
Its:	General Partner

By:	LAV Corporate V GP, Ltd.
Its:	General Partner

By:	/s/ Yu Luo
Name:	Yu Luo
Title:	Authorized Signatory

[Signature Page to Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS

/s/ Matthew Kane
Matthew Kane

/s/ Derek Jantz
Derek Jantz

/s/ Jeff Smith
Jeff Smith

[Signature Page to Amendment to Investors’ Rights Agreement]